UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2003 (October 29, 2003)

MINDSPEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31650	01-0616769

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 MacArthur Boulevard
Newport Beach, California 92660-3095

(Address of principal executive offices) (Zip code)

(949) 579-3000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit 99.1

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of Registrant dated October 29, 2003

Item 12. Results of Operations and Financial Condition

Registrant’s press release dated October 29, 2003, announcing its financial results for the fourth quarter and fiscal year ended September 30, 2003, is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC. (Registrant)

Date: October 29,2003	By	/s/ Simon Biddiscombe

Simon Biddiscombe Senior Vice President, Chief Financial Officer and Treasurer

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